United States
                        SECURITIES AND EXCHANGE COMISSION
                              WASHINGTON, D.C.20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTIONM13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 15, 2004.
                                                        ------------------


                          HEALTH DISCOVERY CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


      TEXAS                          333-62216                 74--3002154
      -----                          ---------                 -----------
(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)

                   1116 S. OLD TEMPLE ROAD LORENA, TEXAS 76655
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 512-583-4500
                                                            ------------

          (Former name or former address, if changed since last report)

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ITEM 8.01. OTHER EVENTS

Health Discovery Corporation has been notified by NASDAQ that our previous certifying audit firm had not registered with the Public Company Accounting Oversight Board (PCAOB) (as required under Section 102 of the Sarbain/Oaxley
Act) at the time Health Discovery Corporation's 2003 10K was filed. This failure to be registered has resulted in our 10K being classified as "filing is deficient" according to the NASDAQ filing rules. Health Discovery Corporation will now be categorized as noncompliant. We have been advised by the auditing firm that they have applied for registration with the PCAOB and are in the process of receiving approval in the next thirty days. We expect no changes in the company's filings or financial statements affected by this action.

                                    SIGNATURES

      In accordance with the requirement of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Health Discovery Corporation
                                        Registrant


         Date: December 15, 2004        /s/ David Cooper
                                        ----------------------------------------
                                            Printed Name David Cooper
                                            Title President


         Date: December 15 2004         /s/ Robert S. Braswell IV
                                        ----------------------------------------
                                            Printed Name Robert S. Braswell IV
                                            Title C.A.O. Secretary/Treasurer